Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
Denis M. Delja, Esq. (VSB No. 65396)
ARNOLD & PORTER LLP
370 Seventeenth Street, Suite 4500
Denver, Colorado 80202-1370
(303) 863-1000
     - and -
555 Twelfth Street, NW
Washington, DC 20004-1206
(202) 942-5000
     - and -
399 Park Avenue
New York, New York 10022
(212) 715-1000

Counsel to the Debtors and Debtors-in-Possession

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

                                                                                       )
In re:                                                                               )                                       Case No. 04-13819
                                                                                       )                                      Jointly Administered
US AIRWAYS, INC., et al.,1                                           )                                      Chapter 11
                                                                                       )                                      Hon. Stephen S. Mitchell
Debtors.                                                                        )
                                                                                     )

MOTION TO AUTHORIZE AND APPROVE (1) THE PRIMARY TRANCHE
A LENDER ASSIGNMENT, (2) THE ALTERNATE TRANCHE
A LENDER ASSIGNMENT, AND (3) AMENDMENT NO. 5
TO LOAN AGREEMENT PURSUANT TO 11 U.S.C. Sections 105, 363, 1108,
                                        AND BANKRUPTCY RULES 4001 AND 6004

     The Debtors and debtors-in-possession in the above-captioned cases hereby bring this motion (the "Motion") for an order, the proposed form of which is attached hereto as Exhibit A (the "Proposed Order), pursuant to 11 U.S.C. Sections 105, 363, 1108, and Rules 4001 and 6004 of the Federal Rules of Bankruptcy Procedure, authorizing and approving each of (1) the Primary Tranche A Lender Assignment, (2) the Alternate Tranche A Lender Assignment, and (3) Amendment No. 5 to Loan Agreement, each as defined below, and ancillary relief as described below. In support of this Motion, the Debtors respectfully represent as follows:

                                JURISDICTION

1.  On September 12, 2004 (the "Petition Date"), each of the Debtors filed with the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Court"), its respective voluntary petition for relief under chapter 11 of Title 11 of the United States Code, 11 U.S.C. Sections 101-1330 (as amended, the "Bankruptcy Code") commencing the above-captioned chapter 11 cases ("Cases"). The Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors' Cases are being jointly administered for procedural purposes only.

2.  On September 21, 2004, the United States Trustee appointed an official committee of unsecured creditors. No trustee or examiner has been appointed in these Cases.

3.  This Court has jurisdiction over this Motion pursuant to 28 U.S.C. Sections 157 and 1334. Venue is proper in this Court pursuant to 28 U.S.C. Sections 1408 and 1409. This matter is a core proceeding pursuant to 28 U.S.C. Section 157(b)(2).

4.  Sections 105, 363, and 1108 of the Bankruptcy Code provide the statutory basis for the relief that the Debtors request by this Motion.

BACKGROUND

5.  On March 31, 2003, the Debtors emerged from their prior bankruptcy cases before this Court (jointly administered as case no. 02-83984-SSM) in accordance with the "Findings of Fact, Conclusions of Law, and Order under 11 U.S.C. Sections 1129(a) and (b) Fed. R. Bankr. P. 3020 Confirming the First Amended Joint Plan of Reorganization of US Airways Group, Inc. and its Affiliated Debtors and Debtors-in-Possession, as Modified," entered by this Court on March 18, 2003. A key element of this 2003 plan was that US Airways, Inc. ("USAI") received a $900 million loan guaranty under the Air Transportation Safety and System Stabilization Act from the Air Transportation Stabilization Board ("ATSB") in connection with a $1 billion term loan (the "ATSB Loan"). The ATSB Loan was funded on the effective date of the 2003 plan, and is guaranteed by US Airways Group, Inc. ("Group") and its other domestic subsidiaries. The ATSB Loan is secured by substantially all otherwise unencumbered assets of the Debtors as more particularly described in the Final Order (I) Authorizing Debtors' Use of Cash Collateral and (II) Providing Adequate Protection Pursuant to Bankruptcy Rules 4001(b) and 4001(d) (docket no. 490) (the "Final Cash Collateral Order").

6.  The ATSB Loan is in two tranches: a $900 million Tranche A loan (the "Tranche A Loan"), which is fully guaranteed by the ATSB, and a $100 million Tranche B loan which is not guaranteed by the ATSB. The Tranche A Loan has a "primary lender" (the "Primary Tranche A Lender"), which was initially obligated to make the Tranche A Loan and still holds the Tranche A Loan. The Primary Tranche A Lender is a commercial paper conduit which is able to borrow at relatively low interest rates. Tranche A also has an "alternate lender" (the "Alternate Tranche A Lender", and together with the Primary Tranche A Lender, the "Tranche A Lenders"), which is obligated to assume the Tranche A Loan at the option of the Primary Tranche A Lender in the event that the Primary Tranche A Lender is unable to borrow effectively in the commercial paper market.

7.  This Motion concerns only the Tranche A Loan for which the Primary Tranche A Lender is YC SUSI Trust ("YST"). Bank of America, N.A. ("BofA") is the Alternate Tranche A Lender.

8.  The ATSB Loan is evidenced by that certain Loan Agreement dated as of March 31, 2003 (as amended, the "Loan Agreement") among USAI, Group, the subsidiary guarantors, the Tranche A lenders and Tranche B lenders (collectively, the "Lenders"), Phoenix American Financial Services, Inc., as Loan Administrator, BofA, (i) as Agent for the Lenders (in such capacity, the "Agent"), (ii) as Agent for the Tranche A Lender, and (iii) as Collateral Agent, and the ATSB (collectively, the "ATSB Lender Parties").

9.  The ATSB's guarantee of the $900 million Tranche A Loan is set forth in that certain Guarantee Agreement to which the Agent, the Lenders and the ATSB are parties, and which is dated as of March 31, 2003 (the "Guarantee").

10.  As of the Petition Date, the outstanding principal balance of the ATSB Loan was $717,567,888 (together with all interest, fees, charges and expenses accrued or to accrue, which are payable in accordance with the Loan Agreement). Of this principal amount, $645,811,099 is outstanding in respect of the Tranche A Loan and $71,756,789 is outstanding in respect of the Tranche B Loan. The Debtors have been making post-petition payments of interest on a current basis pursuant to the Final Cash Collateral Order.

11.  The commencement of the Debtors' Cases constituted an event of default under the Loan Agreement which entitled the Tranche A Lender to seek payment from the ATSB under the Guarantee. On October 26, 2004, the Agent, on behalf of the Tranche A Lender, delivered to the ATSB a Demand for Payment under the Guarantee (the "Guarantee Demand").

12.  Under the Loan Agreement, if the ATSB pays the Tranche A Lender in accordance with the Guarantee Demand, then the Debtors' interest rate for the Tranche A Loan would increase as described more particularly in Section 1.1 of the Loan Agreement. In general terms, the "Tranche A Applicable Interest Rate" would increase from a rate that is roughly equivalent to the rate for triple-A commercial paper plus 30 basis points, to a rate that is equal to the London Interbank Offered Rate (known as "LIBOR") plus 40 basis points. 2

13.  The Debtors wish to maintain the lower interest rate and resulting lower cost of funds during their bankruptcy proceedings and, in the event that the Debtors seek to reinstate the ATSB Loan as a part of a plan of reorganization, during the remaining term of the ATSB Loan, the scheduled maturity of which is October 2009. Accordingly, the Debtors have agreed to the assignment of the Tranche A Loan to a new primary lender and a new alternate lender, and have agreed to the related technical amendment of the Loan Agreement and ancillary relief, as described below. 3 The ATSB has arranged the assignment and each of the ATSB Lender Parties' consent to the relief that the Debtors are seeking by this Motion 4 will have been received by the time of the hearing on this motion.

REQUESTED RELIEF

14.  The Debtors seek the entry of an order approving the form and substance of the documents which are defined below as the (1) Primary Tranche A Lender Assignment, (2) Alternate Tranche A Lender Assignment (together with the Primary Tranche A Lender Assignment, the "Assignments"), and (3) Amendment No. 5 to Loan Agreement (together with the Assignments, the "Assignment Documents"). The ATSB, the Lenders and the Agent also will be entering into an Amended and Restated Guarantee in connection with the Assignments. In connection with the Assignment Documents, the Guarantee Demand will be revoked.

15.  The "Primary Tranche A Lender Assignment," which is to be substantially in the form attached hereto as Exhibit 1, effectuates an assignment from YST, as Primary Tranche A Lender, of all of its rights and obligations under the Loan Agreement and the related loan documents (collectively, the "Loan Documents"), including its interest in Tranche A of the ATSB Loan, to Govco Incorporated ("Govco").

16.  The "Alternate Tranche A Lender Assignment," which is to be substantially in the form attached hereto as Exhibit 2, effectuates an assignment from BofA, as Alternate Tranche A Lender under the Loan Agreement, of its rights and obligations under the Loan Documents, including its interest in Tranche A of the ATSB Loan, to Citibank, N.A. ("Citibank").

17.  "Amendment No. 5 to Loan Agreement," which is to be substantially in the form attached hereto as Exhibit 3, effectuates the Assignments by substituting Govco and Citibank as parties to the Loan Agreement and making certain technical changes to the Loan Agreement to conform to the requirements of Govco and Citibank, only three of which are worthy of note. The first of these is a change to the definition of "Tranche A Applicable Interest Rate" set out in Section 1.1 of the Loan Agreement. The slightly different formulation of the provision defining the Primary Tranche A Lender's cost of capital adopts Govco's preferred statement and is not expected to have any material effect. The second change, which affects Section 2.10 of the Loan Agreement, expands the conditions under which breakage protection is available to the Primary Tranche A Lender. This amendment has the effect of mitigating the Primary Tranche A Lender's exposure to pre-payment and non-payment risk. The third change, which affects Section 9.8 of the Loan Agreement and is made in light of Bank of America's reduced role in the loan facility, (i) revises the mechanics relating to appointment of a successor Agent or Collateral Agent to give the resigning agent the right to appoint a successor without requiring the consent of the Board or the Borrower (subject to the successor meeting certain qualifications) in the event that the Borrower, the Board and the Lenders fail to appoint a replacement Agent or Collateral Agent within 60 days and (ii) gives the Board the right to remove the Agent or the Collateral Agent without cause.

18.  In addition, the Motion seeks the following ancillary relief (the "Ancillary Relief"):

(i)     authorization for the Debtors to pay costs and fees of the Assignments, including (A) a $10,000 assignment fee specified in Section 11.2(b) of the Loan Agreement and (B) the reasonable fees and expenses of counsel to YST, BofA, Govco, Citibank and the ATSB incurred in connection with the negotiation and documentation of the Assignments;

(ii)     authorization for the Debtors to waive any objection and to consent to the Assignments as well as any subsequent assignment of the Tranche A Loan to the ATSB in the event the Tranche A Lender later demands payment under the Amended and Restated Guarantee and the Tranche A Loan is assigned to the ATSB;

(iii)     an exemption to insulate the Assignments, and any subsequent assignment to ATSB, from any limitations on claims trading;

(iv)     authorizing the Debtors and their estates to release YST, BofA, Govco and Citibank, each in their respective capacities as Tranche A Lender, and the Agent from any obligation to return, surrender, disgorge or reimburse any amount in respect of principal of or interest on the Tranche A Loan which was paid (pre-petition or post-petition) by or on behalf of the Debtors on or prior to the effective date of the Assignments, and to waive any claim, demand, action or right to such relief.

(v)     permitting USAI, on the date of the Assignments (anticipated to be December 27, 2004), to pay to the Agent for the benefit of YST the interest accrued on Tranche A Loan as of that date; 5 and

(vi)     an acknowledgment that the Motion and the Order will have no effect on the validity or enforceability of any lien, security interest or priority claim acknowledged or authorized by the Final Cash Collateral Order.

BASIS FOR RELIEF

19.  The parties have negotiated the Assignment Documents at arms length and in good faith, and the Debtors have determined in the exercise of their business judgment that it is necessary and appropriate to obtain the Court's approval of the Assignment Documents. Indeed, the Court's approval of each of the Assignment Documents is an express condition to their becoming effective.

20.  The Debtors submit that the terms and conditions of the Assignment Documents should be approved because they benefit the Debtors' estates and, accordingly, all parties in interest, through their primary affect, from the Debtors' perspective, of preventing the Debtors' cost of funds from increasing under the terms of the Loan Documents. Section 105 of the Bankruptcy Code affords the Court broad discretion to approve a debtor's business decisions that benefit the administration of its estate and facilitate the reorganization of its affairs in accordance with the Bankruptcy Code. Section 105(a) of the Bankruptcy Code provides that "[t]he court may issue any order, process, or judgment that is necessary or appropriate to carry out the provisions of this title." See C&J Clark Am., Inc. v. Carol Ruth, Inc. (In re Wingspread Corp.), 92 B.R. 87, 94 (Bankr. S.D.N.Y 1988) ("The basic purpose of [Section 105(a)] is to enable the court to do whatever is necessary to aid its jurisdiction, in other words, anything arising in or relating to a bankruptcy case."). The transactions contemplated by the Assignment Documents are appropriate and will advance the administration of the Debtors' estates by allowing the Debtors to enjoy a lower cost of capital during their cases and, potentially, thereafter than would be the case were the transactions not approved.

21.  Additional authority is supplied by sections 363 and 1108, which allow a debtor to use property in the ordinary course of its business, and to operate its business, respectively. These provisions are to be construed within the context of the business judgment rule which provides that bankruptcy courts should defer to a debtor's business judgment provided there is a "sound business purpose" for the proposed action. In re Georgetown Steel Co., LLC, 306 B.R. 549, 555 (Bankr. D. S.C. 2004). Courts defer to a debtor's judgment about its business to a varying extent depending on the standard they apply. At one end of the spectrum, courts formulate the test of whether to approve a debtor's proposed action by inquiring whether the action is "so manifestly unreasonable that it could not be based on sound business judgment, but only on bad faith, or whim or caprice." In re Logical Software, 66 B.R. 683, 686 (Bankr. D. Mass 1986). A less lenient standard would frame the inquiry as whether the proposed action is "fair and reasonable, considering the facts and circumstances." Georgetown Steel, 306 B.R. at 556. Under either view, the Debtors readily satisfy the business judgment test in this instance because the transactions contemplated by the Assignment Documents result, among other things, in the reversal of the Guarantee Demand without which the Debtors would have suffered an increase in their cost of capital during these Cases. Given that the Debtors have a sound business purpose for the transactions, and they were negotiated in good faith and are fair and reasonable under the circumstances of these Cases, the Court should approve the Motion. See U.S. on Behalf of Rural Electrification Admin. v. Wabash Valley Power Ass'n (In re Wabash Valley Power Ass'n, Inc.), 167 B.R. 885, 888-89 (S.D. Inc. 1994) (holding that sections 105 and 363 authorized debtor to refinance prepetition debt, and noting that "the relief requested would benefit [the debtor] by lowering its debt service obligations.").

WAIVER OF MEMORANDUM OF LAW

22.  Pursuant to Local Bankruptcy Rule 9013-1(G), and because there are no novel issues of law presented in this Motion, the Debtors request that this Court waive the requirement that all motions be accompanied by a written memorandum of law.

NO PRIOR REQUEST

23.  No prior request for the relief sought herein has been made to this Court in these Cases.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE TO FOLLOW]

WHEREFORE, the Debtors respectfully request that this Court enter an order, substantially in the form attached hereto as Exhibit A, (i) authorizing and approving the Assignment Documents, (ii) authorizing and approving the Ancillary Relief, and (iii) granting such other and further relief as is just and proper.

Dated:  Washington, DC
               December 6, 2004

Respectfully submitted,

/s/ Denis M. Delja, Esq.
Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
Denis M. Delja, Esq. (VSB No. 65396)
ARNOLD & PORTER LLP
370 Seventeenth Street, Suite 4500
Denver, Colorado 80202-1370
(303) 863-1000
     - and -
555 Twelfth Street, NW
Washington, DC 20004-1206
(202) 942-5000
     - and -
399 Park Avenue
New York, New York 10022
(212) 715-1000

Counsel to the Debtors and Debtors-in-Possession

1     The Debtors are the following entities: US Airways, Inc., US Airways Group, Inc., PSA Airlines, Inc., Piedmont Airlines, Inc. and Material Services Company, Inc.

2     The Tranche A Applicable Interest Rate does not include the Guarantee Fees payable to the ATSB in respect of the Tranche A Loan or additional default rates of interest.

3     The description of the transactions that are to be effectuated pursuant to the Assignment Documents (defined below) are for reference purposes only; the Assignment Documents are controlling and supersede any contrary or incomplete description of them in this Motion.

4     The consent of the ATSB Lender Parties to the relief requested in the Motion is without prejudice to any of the rights of the ATSB Lender Parties with respect to matters that are not part of the Motion, including for example, without limitation, to enforce any of its rights under the Final Cash Collateral Order, or to oppose any future efforts to reinstate the ATSB Loan.

5     Under the terms of the Loan Agreement and the Final Cash Collateral Order, this interest would otherwise become due and payable on January 3, 2005. YST, as assignor of the Tranche A Loan, requires payment on the closing date of the Assignments given that it is assigning its rights as of that date.